LITMAN GREGORY FUNDS TRUST

(THE “TRUST”)

Supplement dated January 24, 2025 to the Summary Prospectuses, Statutory Prospectuses and Statement of Additional Information of the Trust, each dated April 29, 2024, as supplemented to date

NOTICE TO EXISTING AND PROSPECTIVE SHAREHOLDERS OF THE IMGP HIGH INCOME FUND (THE “HIGH INCOME FUND”) AND THE IMGP ALTERNATIVE STRATEGIES FUND (THE “ALTERNATIVE STRATEGIES FUND” AND, TOGETHER WITH THE HIGH INCOME FUND, THE “FUNDS”):

Reorganization of the Alternative Strategies Fund into the High Income Fund

As previously announced, at a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Trust held on December 4, 2024, the Board approved the reorganization (the “Reorganization”) of the Alternative Strategies Fund into the High Income Fund, whereby the High Income Fund would acquire the assets and assume the liabilities of the Alternative Strategies Fund. The Reorganization is expected to occur on or about March 17, 2025. Upon completion of the Reorganization, you will become a shareholder of the High Income Fund, and you will receive shares of the High Income Fund equal in value to your shares of the Alternative Strategies Fund. Shareholders of the Alternative Strategies Fund will be able to redeem their shares in the Fund until the closing of the Reorganization.

In connection with the Reorganization, a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the information statement/prospectus it contains will not be distributed to Alternative Strategies Fund shareholders until the registration statement is effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov.

The Reorganization does not require shareholder approval, and you are not being asked to vote. Investors should carefully consider the investment objectives, risks, fees and expenses of the Funds.

Alternative Strategies Fund – Cessation of Sales to New Investors and Automatic Conversion of Investor Class Shares

In anticipation of the Reorganization, effective immediately, the Alternative Strategies Fund will no longer accept purchases of Investor Class shares by new investors.

Also in anticipation of the Reorganization, on or around February 24, 2025, Investor Class Shares of the Alternative Strategies Fund will be automatically converted to Institutional Class Shares of the Alternative Strategies Fund (the “Conversion”). The Conversion is intended to simplify the mechanics of the Reorganization, because while the Alternative Strategies Fund currently offers both Investor Class and Institutional Class shares, the High Income Fund offers only Institutional Class shares. Investor Class shareholders will not pay any sales charge, fee or other charge in connection with the Conversion. For the period from the Conversion until the completion of the Reorganization, each Alternative Strategies Fund shareholder that held Investor Class shares will instead hold Institutional Class shares with the same total net asset value as previously held in the Investor Class shares. The Institutional Class shares currently have a lower total expense ratio compared to the Investor Class shares.

High Income Fund – New Primary and Secondary Investment Objectives

On January 21, 2025, shareholders of the High Income Fund approved a new primary investment objective for the High Income Fund, as follows: “The Fund seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.” Effective on or around January 21, 2025, as approved by the Board at the Meeting, the High Income Fund’s new secondary investment objective will be to seek to provide a high level of current income.

Alternative Strategies Fund – New Secondary Investment Objective

At the Meeting, the Board approved a new secondary investment objective for the Alternative Strategies Fund, which will become effective on or about January 21, 2025. That secondary investment objective is to seek to provide a high level of current income.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Please keep this Supplement for future reference.

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